SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 16, 2003

NEOGENOMICS, INC.
(f/k/a American Communications Enterprises, Inc.)
(Exact Name of Registrant as Specified in Charter)

Nevada	333-72097	74-2897368

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1726 Medical Boulevard, Suite 201, Naples Florida	34108

(Address of principal executive offices)	(Zip Code)

     Registrant’s telephone number, including area code: (941) 923-1949

Item 5. Other Events.

On April 16, 2003, the Registrant closed certain transactions entered into with Medical Venture Partners, LLC, a Naples, Florida based venture capital group (“MVP”), and its principals. A press release, dated April 15, 2003, announcing the agreements with MVP, among other items, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Exhibits

     99.1 Press Release issued by the Registrant on April 15, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2003

NEOGENOMICS, INC.

	By:	/s/ Michael T. Dent, M.D. Michael T. Dent, M.D., President and Chief Executive Officer

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